UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2005

Financial Asset Securities Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-127352-01	06 1442101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 625 2700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a 12 under the Exchange Act (17 CFR 240.14a 12)
☐	Pre commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Section 2 – Completion of Acquisition or Disposition of Assets

Item 2.01 – Completion of Acquisition or Disposition of Assets

On December 15, 2005, a single series of certificates, entitled First Franklin Mortgage Loan Trust 2005 FFH4, Asset Backed Certificates, Series 2005 FFH4 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 2005 (the “Agreement”), among Financial Asset Securities Corp. (the “Depositor”), National City Home Loan Services, as servicer (“National City”) and Deutsche Bank National Trust Company (the “Trustee”).

On December 23, 2005, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate Stated Principal Balance equal to approximately $257,523,495 with funds on deposit in the pre funding accounts (the “Group I Pre Funding Account” and the “Group II Pre Funding Account” together the “Pre Funding Accounts”) established pursuant to the Agreement at a purchase price equal to the Stated Principal Balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated December 23, 2005 (the “Instrument”), between the Depositor and the Trustee. Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

Section 8 – Other Events

Item 8.01 – Other Events

Description of the Mortgage Pool

The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one to four family, first lien, adjustable rate and fixed rate mortgage loans having original terms to maturity of not greater than 30 years (the “Mortgage Loans”). After the Subsequent Transfer Date, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Group I Mortgage Loans having an aggregate Stated Principal Balance of approximately $527,045,862, and Group II Mortgage Loans having an aggregate Stated Principal Balance of approximately $455,559,740.

The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the respective applicable Cut off Date. The “Cut off Date” for the Initial Mortgage Loans is November 1, 2005 and the “Cut off Date” for the Subsequent Mortgage Loans is December 1, 2005.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
4.2	Subsequent Transfer Instrument, dated as December 23, 2005 between Financial Asset Securities Corp. as seller and Deutsche Bank National Trust Company, as trustee.
99.1	Characteristics of the Mortgage Pool as of the Cut off Date relating to First Franklin Mortgage Loan Trust 2005 FFH4, Asset Backed Certificates, Series 2005 FFH4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: December 29, 2005

FINANCIAL ASSET SECURITIES CORP.

By:	/s/ Frank Skibo
Name:	Frank Skibo
Title:	Managing Director

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.2	Subsequent Transfer Instrument, dated as December 23, 2005, between Financial Asset Securities Corp. as seller and Deutsche Bank National Trust Company as trustee.	7
99.1	Characteristics of the Mortgage Pool as of the Cut off Date, relating to First Franklin Mortgage Loan Trust 2005 FFH4, Asset Backed Certificates, Series 2005 FFH4.	13